UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
 (Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
 (Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
 (Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2018

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1
Performance Information (Unaudited)	14
Sector Allocation (Unaudited)	15
Expense Example (Unaudited)	16
Schedule of Investments (Unaudited)	18
Statement of Assets and Liabilities (Unaudited)	26
Statement of Operations (Unaudited)	29
Statements of Changes in Net Assets (Unaudited)	30
Financial Highlights (Unaudited)	32
Notes to Financial Statements (Unaudited)	36
Trustees and Executive Officers (Unaudited)	57
Additional Information (Unaudited)	61
Privacy Notice (Unaudited)	63

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by  typically investing  in 30 to 40 core positions with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund
A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“Being a value investor usually means standing apart from the crowd, challenging conventional wisdom, and opposing the prevailing investment winds. It can be a very lonely undertaking.” – Seth Klarman, Value Investor and Author of Margin of Safety

Dear Shareholder,

Institutional Class shares of the Evermore Global Value Fund (the “Fund”) ended the first six months of 2018 down 0.39%.  The first quarter of 2018 saw volatility the likes of which hasn’t been seen over the past couple of years, largely due to concerns over rising interest rates and tariffs.  This threat and eventual imposition of tariffs negatively impacted global markets, which in turn impacted a number of our portfolio positions in the first and second quarters of 2018.  However, as we always do in volatile/uncertain times, we took advantage of declines in share prices by adding to some positions.  The special situations nature of our portfolio gives us confidence that our portfolio companies should be able to weather the trade war storm, which we are hopeful will be short-lived.

Confidence in the European recovery once again came into question during the second quarter of 2018 amid political instability in Italy and concerns that Italy might be next to seek to leave the European Union.  We don’t believe this will be the case and continue to see tremendous potential for value creation in European companies.  We believe an operational and financial restructuring revolution is underway in industrial businesses across the region.  As we have discussed numerous times in our past shareholder letters, the financial crisis gave European companies opportunities to restructure in ways never possible prior to the crisis.  European governments stepped up by changing rules and regulations to help companies survive, lower their cost structures, and modernize their operations.  Companies were able to push back on the unions, close or sell non-performing plants and businesses, and lay-off employees.  All of these changes can ultimately lead to dramatic increases in corporate earnings.

In March, we made another visit to Europe, where we had numerous meetings with CEOs of existing and prospective portfolio companies in Oslo, London and Paris.  All in all, it was another fantastic trip that reinforced our belief that catalyst-driven special situation opportunities remain abundant in the region.

During the first six months of the year, we worked on a number of interesting special situations in the large cap space, both in the U.S. and abroad.  Large cap special situations can often create other compelling special situations investment opportunities, as we saw in the past with a former Fund position in ING Groep NV, which led us to investments in two former ING subsidiaries – Voya Financial and NN Group.

We also continue to closely monitor the dramatic changes in corporate governance in various parts of Asia, which we believe should significantly increase opportunities for special situations investors in that region over the coming years.

The Fund added nine new positions and did not completely exit any positions during the first six months of the year.  During the first quarter, we initiated positions in Altice NV (France), a French telecom and media conglomerate operating in France, Portugal, Israel, the U.S., and Caribbean; Avaya Holdings Corp. (U.S.), a global leader in digital communications software, services and devices for businesses of all sizes; and Salmones Camanchaca SA (Chile), a Chilean farmer and distributor of Atlantic salmon and trout.  During the second quarter, we initiated positions in Atlantic Sapphire AS (Norway), a leading edge land-based salmon farmer; DowDuPont Inc. (U.S.), which engages in agriculture, materials science, and specialty products businesses worldwide; Genco Shipping and Trading (Marshall Islands), which engages in ocean transportation of dry bulk cargoes worldwide; Gentherm Inc. (U.S.), which designs, develops, and manufactures thermal management technologies in North America, Europe, and Asia for the automotive and industrial sectors; Northern Drilling (Norway), a drilling contractor that focuses on acquiring and operating offshore drilling rigs for the oil and gas industry; and Scorpio Tankers Inc. (Monaco), which engages in the seaborne transportation of refined petroleum products worldwide.  I would like to touch on several of our new investments during the first six months of 2018.

Avaya Holdings Corp. (AVYA US) is a leading global provider of call center and unified communications products and services.  Its offerings span software, hardware, professional and support services, and cloud services.  The company has a very strong presence among large enterprises, and, during the past three fiscal years, has serviced more than 90% of the top Fortune 100 organizations.  Spun out of Lucent Technologies in 2000 and subject to a leveraged buyout in 2007, Avaya filed for Chapter 11 bankruptcy protection in January 2017, the result of a crippling debt burden, onerous off-balance sheet liabilities, and deteriorating trends in its legacy unified communications business.  The reorganization process gave the company a new lease on life and in December 2017 the company reemerged with a much stronger credit profile, as net debt has been cut in half to ~$2.5 billion (or ~3x 2018 EBITDA) and its under-funded U.S. pension obligation has been slashed by about 75%.  In all, the restructuring of these liabilities translates to a per annum cash savings of ~$300 million from pre-petition levels.

We initiated our position in Avaya in January prior to its listing on the New York Stock Exchange.  We believe the results of the restructuring have allowed the company to begin to play “offense” for the first time in many years.  We estimate that Avaya could generate close to $300 million of normalized free cash flow in 2018, largely reinvesting that cash in initiatives aimed at building out the company’s cloud business unit.  In particular, Avaya believes the public cloud is an approximately $50 billion market opportunity that has only been approximately 10% penetrated today.  With a reinvigorated and aggressive approach, along with the financial flexibility afforded by the restructuring, we believe Avaya will be a major player in the growth of that market for years to come.  And, with the stock trading at around 9 times our estimate of 2018 free cash flow, we believe we aren’t paying much for future growth in its cloud unit.  At our initial purchase price, the company was trading at more than a 50% discount to our estimate of its intrinsic value.

Salmones Camanchaca S.A. (SALMON NO) is a family-controlled Chilean farmer and distributor of Atlantic salmon and trout.  Its shares trade on the Oslo Bors and advanced 34.69% in the second quarter.  The Fund participated meaningfully in Camanchaca’s IPO in February 2018, which we believed was coming to market at what amounted to a distressed price despite the company’s operating efficiency being very much in-line with its more fully-valued Norwegian and Chilean peers.  Though some of the valuation gap has since closed, Camanchaca is one of the only salmon farmers globally expected to see significant organic volume growth within a market characterized by tight supply.  Further, we believe we will see continued industry consolidation in Chile amid a more stringent regulatory environment, which we believe should help perpetuate best fish-farming practices in the region.  Trading at a significant discount to peers, with a strong management team and opportunities to reinvest in operational efficiency measures, capacity additions, and processing capabilities, we believe Camanchaca is well-positioned to perform well for years to come.

Atlantic Sapphire AS (ASAME NO) Atlantic Sapphire is a NOK 2.9 billion ($356 million) market capitalization land-based Atlantic salmon farmer, headquartered in Norway, but with its primary assets in Denmark and the U.S.  Building off successful investments across the Atlantic salmon sector (Marine Harvest, Grieg Seafood, Salmones Camanchaca), from which we have grown increasingly confident that the industry faces long-term structural supply deficits, Evermore meaningfully participated in the company’s April equity raise.  The offering raised approximately $70 million.  This has been earmarked to complete the Phase 1 build-out (approximately 10,000 tons of capacity) of the company’s Homestead, Florida land-based aquaculture facility.  Importantly, the company believes that between internally-generated cash flow and borrowings, it will be able to reach Phase 3 (approximately 90,000 tons of capacity) without any additional share offerings.

Whereas traditional Atlantic salmon farmers utilize naturally-occurring fjords for the “grow out” phase of their fish, land-based farmers employ large on-shore tanks that feature recirculating, filtered, and temperature-controlled sea water.  This level of control ideally achieves increased yields, minimized costs, and higher realized prices.  This stems from: (1) circumventing expensive-to-fight biological risks, including sea lice, algae blooms, Salmon Rickettsial Syndrome (SRS), and unfavorable temperatures, inherent during the traditional sea-based grow out phase; (2) producing salmon near demand, thereby lowering transportation costs; and (3) marketing a locally-farmed, fresh and antibiotic-free product.  While there are a few land-based farmers making headlines, we believe Atlantic Sapphire is years ahead in its techniques, technologies, and experience.  Even if others catch up, we believe land-based salmon farming will not become a winner-takes-all market.

We estimate that shares in Atlantic Sapphire, which were offered at NOK 37 ($4.54) on the deal, were priced with an implied 90% probability of complete commercial failure.  After more than a year following the company during its OTC listing, facility visits, and extensive meetings with the executive and operations teams, we have come to believe the company’s odds of success are quite good.  Should the company make progress according to its plan, it should be on a path to generate more than $500 million in annual EBITDA by 2025 from its current Danish and U.S. asset base alone.  Should this come to fruition, the company’s shares could trade for multiples of its current price.

DowDuPont Inc. (DWDP) was created in September 2017 as the first step in a process of “merge to break up”.  In step one, Dow Chemical and DuPont combined to create powerhouse verticals in specialty chemicals, agriculture chemicals and commodity chemicals businesses.  Now that the various verticals have been combined, in step two they will be peeled off and distributed to shareholders, which will create three dominant and independent companies.  We believe there is an enormous amount of shareholder value that will be created throughout this process.

The architect and overseer of this compelling transformation is Ed Breen, an executive whose experience in large scale break-ups provides a textbook fit for his current role as CEO.  DWDP represents what we believe to be a highly compelling and timely investment given a series of well-defined catalysts over the next 12 to 24 months.  Such catalysts include spin-offs, asset sales and a massive operational restructuring.  With investor day events and SEC filings slated to begin in the Fall, we expect investor complacency towards DWDP shares to abate, and the market to begin focusing its attention on valuing each of the three spin-off companies more in-line with their respective comparison companies.  Assuming achievement of both the company’s cost and revenue synergy goals, we derive a base case sum-of-the-parts value estimate of ~$100 per share, more than 50% above its closing June 29th price of $65.92.  Moreover, given a materially under-levered balance sheet and the potential of further spin-offs from new DuPont (DD), an amalgamation of four unassociated businesses, we believe there will be plenty of value creating levers for the new management teams to pull after each spun off company begins operating on its own.

Scorpio Tankers Inc. (STNG US) is the world’s largest pure play product tanker operator with a market cap of $930 million.  The company has the youngest fleet of product tankers in the industry, which is comprised of all product tanker asset classes.  At the time that we initiated our position, STNG’s share price was down about 40% year to date and at the lowest share price level since its listing in April 2010.  This opportunity is a unique restructuring story that has been dismissed by investors and sell-side analysts due to the continued weak spot market, looming debt maturities in 2019 and concerns for a potentially dilutive equity raise to shore up its balance sheet.  An extreme dislocation and misunderstanding by the market afforded Evermore an extremely compelling entry point in an investment case we have been monitoring and assessing over the last six months.

Based on our assessment, it appears that the company will have a sufficient liquidity runway to meet its cash flow needs without having to come back to the equity markets for additional money.  Given STNG’s high quality, young fleet of fuel efficient vessels and management’s longstanding relationships with lenders, we believe that the Company will be able to secure additional bank debt capacity, enter into sale leasebacks and sell older vessels, if needed.  The proceeds could be used to redeem the tranches further down the capital structure, specifically the convertible notes that have been the negative overhang dragging down the share price.  Tanker stocks (both crude and product) are currently in the phase of the cycle where dry bulk was about two years ago.  We believe STNG is extremely well positioned to take advantage of the recovery in the tanker market.

Portfolio Characteristics as of June 30, 2018

The Fund ended the first six months of the year with 44 issuer positions (not including hedges), the top 10 of which represented 32.3% of the Fund’s total net assets.  As the Market Cap Exposure, Geographic Region Exposure and Active Share1 charts below depict, the Fund’s portfolio construction does not correlate to either the MSCI ACWI ex USA benchmark or funds in the Morningstar World Stock category.

Source:  Morningstar Direct; data as of 6/30/18

*	Shown as a % of invested portfolio. Market capitalization and geographic region exposure are subject to change.

1
The Active Share metric is used to measure the active management of mutual funds.  Specifically, it is the measure of a percentage of stock holdings in a portfolio that differ from the benchmark index holdings, in this case the MSCI All-Country World ex USA Index.  An Active Share of 100 or over indicates no overlap with the benchmark index holdings.

Source:  Morningstar Direct; data as of 6/30/18

Below are our mid-year strategy classification breakdowns2 for our portfolio holdings, which we believe help present an informative picture of our concentrations.  Restructurings continued to be the largest category of our special situations investments, which is not surprising with the abundance of restructuring activity we are seeing across the globe, but especially in Europe.

Closing Thoughts

As we have said many times in the past, volatility and uncertainty often creates opportunity for patient, thoughtful investors.  Over-reaction to tariffs and trade wars might very well result in a sell-off in global markets and will certainly adversely impact a number of positions in the Fund’s portfolio.  However, as we usually do, we expect to take advantage of lower share prices to add to existing positions and acquire new ones.

2	Strategy classification breakdowns are shown as a percentage of invested assets.

Although we are disappointed with the Fund’s absolute investment performance during the second quarter and first six months of 2018, we believe this is an exciting time to be a special situations investor.  While a majority of our investments over the past 8+ years have been in smaller market capitalization companies, we are beginning to see special situation opportunities abound in larger market capitalization companies.  Huge industrial companies are spinning off various business lines and selling non-core assets.  Such is the case with a recent addition to the Fund – DowDuPont.  We believe the recent expansion of our investment team has given us the ability to work on these larger, often more complex special situations.

As always, we thank you for your continued support and confidence.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

Volatility returned to global markets early in 2018 and the threat and eventual imposition of tariffs roiled markets during the first six months of the year, which adversely impacted share prices of a number of our positions.

For the six months ended June 30, 2018, Institutional Class shares of the Fund were down 0.39%, while the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was down 3.77%, the MSCI All Country World Index (“MSCI ACWI”) was down 0.43% and the HFRX Event Driven Index (“HFRX ED”) was down 4.49%.

Evermore Global Value Fund
Performance for the Six Months Ended June 30, 2018

Three of the top five contributors to Fund performance were European positions, one was a South American position and one was an Asian position.  Three of the top five detractors to Fund performance were European positions and two were U.S. positions.  The largest contributors and detractors to the Fund performance for the first six months of 2018 were:

Top Contributors	Top Detractors
Universal Entertainment Corp. (Japan)	Enzo Biochem Inc. (U.S.)
Salmones Camanchaca (Chile)	Xperi Corp. (U.S.)
Fagron (Belgium)	Bolloré SA (France)
Scorpio Tankers Inc. (Monaco)	Nilfisk Holdings AS (Denmark)
Frontline Ltd. (Norway)	ThyssenKrupp AG (Germany)

A short discussion on several of the contributors and detractors follows.

Universal Entertainment (6425 JP) is a leading developer and manufacturer of pachinko and pachislot gaming machines in Japan.  It is also the owner and operator of Okada Manila, one of the largest casinos in the Philippines.  Universal was the top contributor to Fund performance during the first six months of the year.

A notable development during the first quarter was the long awaited $2.63 billion cash settlement related to the litigation against Wynn Resorts.  Universal shares started to react positively ahead of the scheduled April trial date on the news of Steve Wynn’s departure from Wynn Resorts. It also appeared to us that Wynn Resort’s new CEO would likely be favorably disposed to settle legacy issues.  While one of our numerous catalysts has been realized, we believe there is compelling upside potential at current levels.  It is our understanding that the proceeds from the settlement will be used to repay the expensive debt obligations which will move the company back into a net cash position.  Further, we believe Okada Manila will continue to gain market share (already ahead of targeted trajectory) and will ultimately be publicly listed which will help to crystallize the appropriate value for this prized asset that is embedded within Universal.

Salmones Camanchaca S.A. (SALMON NO), a family-controlled Chilean farmer and distributor of Atlantic salmon and trout, was the second largest contributor to performance during the first six months of the year.  The Fund participated meaningfully in Camanchaca’s IPO in February 2018, which we believed was coming to market at what amounted to a distressed price despite the company’s operating efficiency being very much in-line with its more fully-valued Norwegian and Chilean peers.  Though some of the valuation gap has since closed, Camanchaca is one of the only salmon farmers globally expected to see significant organic volume growth within a market characterized by tight supply.  Further, we believe we will see continued industry consolidation in Chile amid a more stringent regulatory environment, which we believe should help perpetuate best fish-farming practices in the region.  Trading at a significant discount to peers, with a strong management team and opportunities to reinvest in operational efficiency measures, capacity additions, and processing capabilities, we believe Camanchaca is well-positioned to perform well for years to come.

Enzo Biochem (ENZ US), a molecular diagnostics company and operator of state-of-the-art clinical labs, was the largest detractor to Fund performance during the first six months of 2018.  The recent share price performance has been a disappointment.  However, in our opinion, there has been no meaningful company-specific news to warrant the current share price.  While news flow relating to existing patent infringement cases has been very light during the first six months of the year, we believe the company is well positioned to win the remaining cases and we continue to be cautiously optimistic that additional settlements may be coming later in the year.  Importantly, Enzo is now positioned to market and sell AmpiProbe, which we believe is a game-changing, proprietary detection product that may reduce the cost of molecular testing by up to 50% compared to competitors’ prices in the market today.  We opportunistically added to our position during period.

Xperi Corporation (XPER US) is a U.S. based research and development incubator, engaged in developing and licensing technologies within semiconductor manufacturing, as well as delivering audio and imaging solutions across home, mobile, and automotive markets.  Xperi was the second largest detractor to Fund performance during the period.  A portion of this decline came after the company reported first quarter earnings whereby management reiterated 2018 guidance.  Oddly-enough, results were at or above management guidance and analyst expectations in all material respects, most notably, billings growth.  However, the optics of the headline revenue numbers were not good, as the company’s adoption of Accounting Standards

Codification 606 went into effect, a framework which renders GAAP accounting largely meaningless in gauging the company’s underlying business performance.

A second, larger drop in the company’s stock price later in the second quarter appeared to be the result of an unfavorable venue ruling in Xperi’s International Trade Commission (“ITC”) case against Samsung.  While this is certainly a real setback, the final word on the matter has by no means been written, as the company pursues enforcement of its IP against Samsung in myriad legal venues outside the ITC.  While the headlines might be ugly, we believe a total loss of the Samsung matter is already more-than priced into today’s share price.

Accounting optics and legal bumps aside, we believe the market will eventually begin to focus on what matters most—Xperi’s significant future cash flow generation.  We remain comfortable owning out-of-favor situations like Xperi for long stretches should valuations remain compelling and catalysts exist to close the gap between price and intrinsic value.  We took advantage of the weakness in the stock and added to our position during the second quarter.

The Fund uses derivatives in an attempt to hedge its currency exposure and portfolio risk.  The Fund hedges most of its currency exposure through the use of foreign currency exchange forward contracts (“FX forward contracts”).  In the first six months of 2018, these FX forward contracts contributed positively to Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio risk.  We view this as “disability insurance” for times when global markets experience significant corrections.  In the first six months of 2018, these options also contributed positively to Fund performance3.

Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For a more complete discussion of “Derivative Risk” see the Notes to Financial Statements of the Fund.

As of June 30, 2018, the Fund’s ten largest issuer positions were as follows:

		% Net
Issuer	Country	Assets
MagnaChip Semiconductor Corp.	South Korea	3.89%
Universal Entertainment Corp.	Japan	3.79%
Vivendi SA	France	3.50%
Scorpio Bulkers, Inc.	Monaco	3.39%
ICE Group AS	Norway	3.09%
Bolloré SA	France	3.02%
Codere SA	Spain	3.01%
Enzo Biochem Inc.	United States	2.94%
AURELIUS Equity Opportunities SE & Co. KGaA	Germany	2.87%
Navios Maritime Partners LP	Greece	2.83%

As of June 30, 2018, the Fund’s cash position stood at approximately 6.1%.

3  Source:  Bloomberg PORT

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

The MSCI All-Country World ex-USA Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Evermore Global Value Fund.

Morningstar World Stock Category – an international fund having more than 20% of stocks invested in the United States.

It is not possible to invest directly in an index.

“Cash flow” measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. “EBIT” is the acronym for earnings before taxes and interest. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  “Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. “Intrinsic value” is the price a reasonable buyer would pay for all of a company’s assets. Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. “Net Debt” is a company’s long term debt less its cash and equivalents. “Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. “Enterprise Value/EBITDA” is a financial ratio that measures a company’s return on investment and is commonly used to compare companies within an industry.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA, MSCI
All-Country World Index & HFRX Event Driven Index (Unaudited)

Total Annualized Returns For the Periods Ended June 30, 2018:

				Since	Value of
				Inception	$10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(06/30/18)
Investor Class	6.93%	10.77%	11.90%	6.71%	$17,362
Institutional Class	7.16%	11.03%	12.17%	6.96%	$17,714
MSCI All-Country
World Index ex USA	7.28%	5.07%	5.99%	4.88%	$14,986
MSCI All-Country
World Index	10.73%	8.19%	9.41%	8.60%	$20,158
HFRX Event
Driven Index	-2.79%	1.20%	1.36%	1.97%	$11,802

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at June 30, 2018 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2018 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/18 – 6/30/18).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for

Evermore Global Value Fund
EXPENSE EXAMPLE for the Six Months Ended June 30, 2018 (Unaudited), Continued

the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/18	6/30/18	1/1/18 – 6/30/18*
Investor Class Actual*	$1,000	$ 995	$7.03
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,018	$7.10

Institutional Class Actual*	$1,000	$ 996	$5.79
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,019	$5.86

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest and dividend expense, of 1.42% for Investor Class shares and 1.17% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS – 91.6%

Asset Management &
Custody Banks – 5.4%
327,855	AURELIUS Equity
	Opportunities
	SE & Co. KGaA
	(Germany)[3]	$19,488,059
226,866	Eurazeo SA (France)	17,207,491
		36,695,550
Auto Components – 0.3%
59,965	Gentherm, Inc.
	(United States)[1]	2,356,625

Casinos & Gaming – 6.8%
571,721	Universal
	Entertainment Corp.
	(Japan)[1,3]	25,716,213
2,342,942	Codere SA Restricted
	(Spain) (Acquired
	08/03/2016 through
	01/26/2017, cost $18,708,943)[1,2,8,9,10]
		19,152,636
131,627	Codere SA (Spain)[1]	1,272,754
		46,141,603
Chemicals – 3.4%
342,048	Kraton Corp.
	(United States)[1,4]	15,782,095
108,000	DowDuPont, Inc.
	(United States)	7,119,360
		22,901,455
Computers & Peripherals – 2.0%
538,618	S&T AG (Austria)[3]	13,888,294

Construction & Engineering – 2.8%
86,843	Compagnie
	d’Enterprises CFE
	(Belgium)	10,750,029
50,133	Ackermans &
	van Haaren NV
	(Belgium)	8,635,445
		19,385,474
Consumer Finance – 2.2%
4,490,125	B2Holding ASA
	(Norway)[3]	9,383,429
16,710,000	Emergent Capital,
	Inc. (United
	States)[1,8]	5,347,200
		14,730,629
Diversified Telecommunication
Services – 4.9%
1,752,328	ICE Group AS
	(Norway)[1]	20,988,325
16,108,145	Telecom Italia SpA
	(Italy)[1]	11,990,204
		32,978,529
Energy Equipment & Services – 4.1%
3,021,000	Borr Drilling, Ltd.
	(Norway)[1,3]	14,466,347
1,391,663	Northern Drilling,
	Ltd. (Norway)[1,8]	13,123,174
		27,589,521
Food Products – 4.1%
2,012,770	Salmones
	Camanchaca SA
	(Chile)[8]	14,581,082
2,299,859	Atlantic Sapphire AS
	(Norway)[1,8]	12,989,804
		27,570,886
Industrial Conglomerates – 11.6%
4,402,155	Bollore SA
	(France)[3]	20,481,117
272,237	EXOR NV
	(Netherlands)	18,343,912
663,957	thyssenkrupp AG
	(Germany)	16,143,201
1,242,282	CK Hutchinson
	Holdings, Ltd.
	(Hong Kong)	13,173,991
295,952	Lifco AB – B Shares
	(Sweden)	10,540,507
		78,682,728
Insurance – 2.2%
370,534	NN Group NV
	(Netherlands)	15,075,620

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

Shares		Value
COMMON STOCKS, Continued

IT Services – 1.4%
465,606	Avaya
	Holdings Corp.
	(United States)[1]	$9,349,368

Life Sciences Tools & Services – 2.9%
3,844,749	Enzo Biochem, Inc.
	(United States)[1,5,8]	19,954,247

Machinery – 2.5%
347,203	Nilfisk Holdings AS
	(Denmark)[1,8]	16,952,129

Marine – 18.7%
3,240,601	Scorpio Bulkers,
	Inc. (Monaco)	23,008,268
3,590,452	Navios Maritime
	Containers, Inc.
	(Norway)[1,5]	19,223,259
7,954,353	Navios Maritime
	Partners LP
	(Greece)[3,8]	15,033,727
923,559	Genco Shipping
	& Trading, Ltd.
	(United States)[1]	14,315,165
2,428,042	Frontline, Ltd.
	(Norway)[1,3,4]	14,179,765
4,989,440	Scorpio Tankers, Inc.
	(Monaco)	14,020,326
345,401	Hapag-Lloyd AG
	(Germany)	12,302,473
2,148,278	Songa Bulk AS
	(Norway)[3,5,8]	11,052,183
1,121,591	Safe Bulkers, Inc.
	(Greece)[1]	3,813,409
		126,948,575
Media – 5.0%
967,610	Vivendi SA
	(France)[4]	23,729,502
385,265	Altice USA, Inc.
	(United States)[1,3]	6,572,621
925,451	Altice NV – Class A
	(France)[3]	3,771,793
		34,073,916
Metals & Mining – 2.3%
1,512,770	Constellium
	NV – Class A
	(Netherlands)[1]	15,581,531

Pharmaceuticals – 2.7%
1,077,833	Fagron NV
	(Belgium)[3]	18,427,293

Real Estate Management
& Development – 0.0%
700	Viktoria Invest SA
	(France)[1,2,10]	3,875

Semiconductors & Semiconductor
Equipment – 6.3%
2,574,829	MagnaChip
	Semiconductor
	Corp.
	(South Korea)[1,5,8]	26,391,997
1,004,902	Xperi Corp.
	(United States)[4]	16,178,922
		42,570,919
TOTAL COMMON STOCKS
(Cost $509,814,772)		621,858,767

Principal
Amount
CORPORATE OBLIGATION – 1.4%

Consumer Finance – 1.4%
$9,358,000	Emergent Capital, Inc.
	8.500%, 7/15/2021
	(United States)[2,8,10]	9,358,000
TOTAL CORPORATE OBLIGATION
(Cost $9,358,000)		9,358,000

Shares
WARRANTS – 0.1%

Consumer Finance – 0.1%
4,344,786	Emergent Capital, Inc.,
	Expiration:
	July, 2025,
	Exercise Price $0.20
	(United States)[1,8]	658,148
TOTAL WARRANTS
(Cost $0)		658,148

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

		Notional
Contracts[6]		Value	Value
CALL OPTIONS PURCHASED – 0.3%
Hedges – 0.3%
7,500	Scorpio Tankers, Inc., Expiration: October, 2018,
	Strike Price $2.00 (United States)	$2,107,500	$675,000
7,500	Scorpio Tankers, Inc., Expiration: July, 2018,
	Strike Price $2.00 (United States)	2,107,500	618,750
4,000	SPDR Gold Shares, Expiration: September, 2018,
	Strike Price $127.00 (United States)	47,460,000	184,000
2,000	Invesco CurrencyShares Swiss Franc Trust,
	Expiration: September, 2018,
	Strike Price $96.00 (United States)	18,950,000	165,000
2,000	Invesco CurrencyShares Japanese Yen Trust,
	Expiration: September, 2018,
	Strike Price $89.00 (United States)	17,294,000	110,000
3,000	Invesco CurrencyShares Swiss Franc Trust,
	Expiration: September, 2018,
	Strike Price $98.00 (United States)	28,425,000	105,000
TOTAL CALL OPTIONS PURCHASED
(Cost $2,592,688)			1,857,750

PUT OPTIONS PURCHASED – 0.6%
Hedges – 0.6%
5,000	SPDR S&P 500 ETF Trust, Expiration: August, 2018,
	Strike Price $260.00 (United States)	135,640,000	1,082,500
2,000	SPDR S&P 500 ETF Trust,
	Expiration: September, 2018,
	Strike Price $260.00 (United States)	54,256,000	840,000
3,000	Invesco QQQ Trust Series 1, Expiration: August, 2018,
	Strike Price $165.00 (United States)	51,495,000	775,500
3,000	Invesco CurrencyShares Euro Currency Trust,
	Expiration: September, 2018,
	Strike Price $114.00 (United States)	33,618,000	735,000
2,500	Invesco QQQ Trust Series 1, Expiration: August, 2018,
	Strike Price $163.00 (United States)	42,912,500	542,500
1,500	Invesco CurrencyShares Euro Currency Trust,
	Expiration: December, 2018,
	Strike Price $109.00 (United States)	16,809,000	146,250
4,500	iShares iBoxx $High Yield Corporate Bond ETF,
	Expiration: July, 2018,
	Strike Price $84.00 (United States)	38,286,000	130,500
TOTAL PUT OPTIONS PURCHASED
(Cost $4,427,690)			4,252,250

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

Shares	Value
SHORT-TERM INVESTMENT – 5.3%

Money Market Fund – 5.3%
35,678,979	Treasury Portfolio –
Institutional
Class, 1.75%[7]	$35,678,979
TOTAL SHORT-TERM
INVESTMENT
(Cost $35,678,979)	35,678,979

SECURITIES HELD AS
COLLATERAL ON LOANED
SECURITIES – 8.5%

Money Market Fund – 8.5%
41,056,929	Dreyfus Government
Cash Management –
Investor Class, 1.55%[7]
41,056,929
16,299,200	First American
Government
Obligations Fund –
Class Y, 1.50%[7]	16,299,200
TOTAL SECURITIES HELD
AS COLLATERAL ON
LOANED SECURITIES
(Cost $57,356,129)	57,356,129

TOTAL INVESTMENTS IN
SECURITIES – 107.8%
(Cost $619,228,258)	731,020,023
Liabilities in Excess
of Other Assets – (7.8)%	(52,634,762)
TOTAL NET
ASSETS – 100.0%	$678,385,261

Percentages are stated as a percent of net assets.
[1]	Non-income producing security.
[2]	These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at June 30, 2018 were $28,514,511, which represents 4.2% of net assets.
[3]	All or a portion of this security is on loan.
[4]
All or a portion of this security was segregated as collateral for written options. Written options are collateralized with fully paid securities and cash with a value of $22,433,856 and $2,889,934 respectively at June 30, 2018.

[5]	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
[6]	100 shares per contract.
[7]	Seven-day yield as of June 30, 2018.
[8]	The Advisor has deemed a portion of these securities as illiquid. These securities have a value of $100,299,604, which represents 14.8% of total net assets at June 30, 2018.
[9]	This security is restricted. This security has a value of $19,152,636, which represents 2.8% of total net assets at June 30, 2018.
[10]	Value determined using significant unobservable inputs.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

COUNTRY ALLOCATION for Investments in Securities at June 30, 2018 (Unaudited)

Country	Long Exposure
United States^	30.4%
Norway	17.0%
France	9.6%
Netherlands	7.2%
Germany	7.1%
Belgium	5.6%
Monaco	5.5%
South Korea	3.9%
Japan	3.8%
Spain	3.0%
Greece	2.8%
Denmark	2.5%
Chile	2.1%
Austria	2.0%
Hong Kong	1.9%
Italy	1.8%
Sweden	1.6%
Total	107.8%

Percentages are stated as a percent of net assets.

^	United States allocation includes Short-Term Investments of 5.3% and Securities Held as Collateral on Loaned Securities of 8.5%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

SCHEDULE OF OPTIONS WRITTEN at June 30, 2018 (Unaudited)

		Notional
Contracts[1]		Value	Value
CALL OPTIONS WRITTEN – (0.0)%
2,000	Invesco CurrencyShares Swiss Franc Trust,
	Expiration: September, 2018,
	Strike Price $102.00 (United States)	$18,950,000	$20,000
2,000	SPDR Gold Shares, Expiration: September, 2018,
	Strike Price $137.00 (United States)	23,730,000	19,000
TOTAL CALL OPTIONS WRITTEN
(Premiums Received $125,751)			39,000

PUT OPTIONS WRITTEN – (0.2)%
2,000	SPDR S&P 500 ETF Trust,
	Expiration: September, 2018,
	Strike Price $240.00 (United States)	54,256,000	358,000
4,500	SPDR S&P 500 ETF Trust,
	Expiration: August, 2018,
	Strike Price $235.00 (United States)	122,076,000	252,000
3,000	Invesco QQQ Trust Series 1,
	Expiration: August, 2018,
	Strike Price $148.00 (United States)	51,495,000	171,000
3,000	Invesco CurrencyShares Euro Currency Trust,
	Expiration: September, 2018,
	Strike Price $109.00 (United States)	33,618,000	142,500
2,000	Invesco CurrencyShares Euro Currency Trust,
	Expiration: September, 2018,
	Strike Price $110.00 (United States)	22,412,000	136,000
3,000	Invesco QQQ Trust Series 1,
	Expiration: August, 2018,
	Strike Price $144.00 (United States)	51,495,000	121,500
500	SPDR S&P 500 ETF Trust,
	Expiration: August, 2018,
	Strike Price $240.00 (United States)	13,564,000	34,500
TOTAL PUT OPTIONS WRITTEN
(Premiums Received $1,525,975)			1,215,500
TOTAL OPTIONS WRITTEN
(Premiums Received $1,651,726)			$1,254,500

[1]	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2018 (Unaudited), Continued

FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2018 (Unaudited)

As of June 30, 2018, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD			USD	Net
Settle-			Value at			Value at	Unrealized
ment		Curr-	June 30,		Curr-	June 30,	Appreciation
Date	Amount	ency	2018	Amount	ency	2018	(Depreciation)
9/13/18	250,870,176	USD	$250,870,176	212,710,002	EUR	$249,860,610	$1,009,566	(a)
9/13/18	113,750,437	USD	113,750,437	919,968,000	NOK	113,307,594	442,843	(a)
9/13/18	28,297,772	USD	28,297,772	3,086,155,000	JPY	28,026,137	271,635	(a)
9/13/18	10,823,246	USD	10,823,246	94,113,536	SEK	10,570,093	253,153	(a)
9/13/18	14,275,000	EUR	16,768,183	16,632,573	USD	16,632,573	135,610	(a)
9/13/18	17,072,324	USD	17,072,324	107,632,468	DKK	16,974,534	97,790	(a)
9/13/18	307,591,000	JPY	2,793,310	2,805,604	USD	2,805,604	(12,294	)(a)
			$440,375,448			$438,177,145	$2,198,303

DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars

(a) Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2018 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (cost $549,579,334)[1] (Note 2)	$654,398,337
Investments in affiliated securities, at value (cost $69,648,924) (Notes 2 and 6)	76,621,686
Unrealized appreciation on forward foreign currency contracts	2,210,597
Receivables:
Investment securities sold	1,382,836
Fund shares sold	1,747,284
Dividends and interest, net of foreign withholding taxes	893,171
Dividend reclaims	839,765
Due from broker	2,828,214
Securities lending income	332,949
Prepaid expenses	57,621
Total assets	741,312,460

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	12,294
Written options, at value (premiums received $1,651,726)	1,254,500
Payables:
Investment securities and foreign currencies purchased	2,659,642
Fund shares redeemed	285,933
Collateral for securities on loan, at value	57,356,129
Investment advisory fees	535,930
Administration fees	32,963
Custody fees	666,033
Distribution fees – Investor Class	18,176
Fund accounting fees	832
Transfer agent fees	23,864
Trustee fees	1,265
Other accrued fees	79,638
Total liabilities	62,927,199
NET ASSETS	$678,385,261

COMPONENTS OF NET ASSETS
Paid-in capital	$551,480,134
Distributions in excess of net investment income	2,648,561
Accumulated net realized gain on investments, foreign
currency transactions, written options, & forward foreign currency contracts	9,863,120
Net unrealized appreciation on investments on:
Investments in unaffiliated securities	104,819,003
Investments in affiliated securities	6,972,762
Foreign currencies	6,152
Forward foreign currency contracts	2,198,303
Written options	397,226
Net assets	$678,385,261

[1]	The market value of securities out on loan was $55,143,283 as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2018 (Unaudited), Continued

Investor Class:
Net assets	$84,492,863
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,630,756
Net asset value	$15.01

Institutional Class:
Net assets	$593,892,398
Shares issued and outstanding (unlimited number
of shares authorized without par value)	39,227,709
Net asset value	$15.14

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2018 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $743,933 foreign withholding taxes)
Unaffiliated securities	$4,855,817
Affiliated issuers	213,103
Interest, unaffiliated securities	540,684
Securities lending income, net	1,204,033
Total investment income	6,813,637

EXPENSES (Note 3)
Investment advisory fees	3,263,195
Administration fees	163,418
Transfer agent fees	113,849
Distribution fees – Investor Class	103,004
Legal fees	82,308
Custody fees	60,054
Registration fees	53,378
Trustee fees	33,018
Audit and tax fees	28,417
Chief Compliance Officer fees	22,444
Insurance fees	15,385
Shareholder reporting fees	14,128
Fund accounting fees	4,520
Miscellaneous fees	3,450
Total expenses	3,960,568
Net investment Income	2,853,069

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY
CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	13,678,507
Investments in affiliated securities	(557,716)
Foreign currencies	25,374
Forward foreign currency contracts	6,406,512
Written options	3,905,246
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(27,948,605)
Investments in affiliated securities	(11,010,256)
Foreign currencies	(10,200)
Forward foreign currency contracts	7,414,186
Written options	267,355
Net realized and unrealized gain (loss) on investments, foreign currencies, forward foreign currency contracts, written options & securities
sold but not yet purchased	(7,829,597)
Net decrease in net assets resulting from operations	$(4,976,528)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2018#	2017
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$2,853,069	$(293,246)
Net realized gain (loss) on investments, foreign currency
transactions, forward foreign currency contracts, written
options & securities sold but not yet purchased	23,457,923	(13,310,534)
Change in unrealized appreciation (depreciation) on
investments, foreign currency transactions, forward
foreign currency contracts and written options	(31,287,520)	94,882,619
Net increase (decrease) in net assets
resulting from operations	(4,976,528)	81,278,839

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Net investment income – Investor Class	—	(162,050)
Net investment income – Institutional Class	—	(1,074,501)
Total distributions from net investment income	—	(1,236,551)
Net realized gains – Investor Class	—	(1,789,246)
Net realized gains – Institutional Class	—	(11,863,938)
Total distributions from net realized gains	—	(13,653,184)
Total distributions to shareholders	—	(14,889,735)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net
change in outstanding shares – Investor Class	8,382,434	6,805,545
Net increase in net assets derived from net
change in outstanding shares – Institutional Class	67,937,927	141,532,692
Total increase in net assets
from capital share transactions	76,320,361	148,338,237
Total increase in net assets	71,343,833	214,727,341

NET ASSETS
Beginning of period	607,041,428	392,314,087
End of period	$678,385,261	$607,041,428
Distributions in excess of net investment income/
Undistributed net investment income	$2,648,561	$(204,508)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Summary of capital share transactions is as follows:
	Six Months Ended		Year Ended
	June 30, 2018#		December 31, 2017
Investor Class	Shares	Value	Shares	Value
Shares sold	963,883	$14,937,129	2,639,827	$38,506,284
Shares issued in reinvestment
of distributions	—	—	122,003	1,830,042
Shares redeemed[1]	(422,750)	(6,554,695)	(2,339,650)	(33,530,781)
Net increase	541,133	$8,382,434	422,180	$6,805,545

	Six Months Ended		Year Ended
	June 30, 2018#		December 31, 2017
Institutional Class	Shares	Value	Shares	Value
Shares sold	6,370,265	$99,498,433	12,906,570	$190,116,581
Shares issued in reinvestment
of distributions	—	—	835,143	12,627,361
Shares redeemed[2]	(2,025,908)	(31,560,506)	(4,159,843)	(61,211,250)
Net increase	4,344,357	$67,937,927	9,581,870	$141,532,692

#	Unaudited
[1]	Net of redemption fees of $7,820 and $24,649, respectively.
[2]	Net of redemption fees of $2,764 and $11,944, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INVESTOR CLASS*

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2018#	2017	2016	2015	2014	2013
Net asset value, beginning
of period/year	$15.08	$13.03	$11.18	$10.52	$11.85	$8.59

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.05	(0.04)	0.11	0.04	(0.07)	0.03
Net realized and
unrealized gain (loss)
on investments	(0.12)	2.48	1.86	0.79	(0.73)	3.23
Total from
investment operations	(0.07)	2.44	1.97	0.83	(0.80)	3.26

LESS DISTRIBUTIONS
From net
investment income	—	(0.03)	(0.11)	(0.11)	(0.53)	—
Net realized gains	—	(0.36)	(0.01)	(0.06)	—	—
Total distributions	—	(0.39)	(0.12)	(0.17)	(0.53)	—
Paid-in capital
from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value,
end of period/year	$15.01	$15.08	$13.03	$11.18	$10.52	$11.85
Total return	(0.46)%[3]	18.72%	17.68%	7.88%	(6.83)%	37.95%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$84,493	$76,772	$60,826	$42,624	$33,077	$28,258
Portfolio turnover rate	11%[3]	26%	59%	57%	42%	54%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INVESTOR CLASS*

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2018#	2017	2016	2015	2014	2013
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	1.42%[4]	1.50%	1.51%	1.73%	1.60%	1.81%
Before expenses
absorbed or recouped,
excluding interest and
dividend expense	1.42%[4]	1.46%	1.49%	1.55%	1.59%	1.79%
After expenses
absorbed or recouped,
including interest and
dividend expense	1.42%[4]	1.50%	1.51%	1.73%	1.61%	1.62%
After expenses
absorbed or recouped,
excluding interest and
dividend expense	1.42%[4]	1.46%	1.49%	1.55%	1.60%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	0.64%[4]	(0.29)%	0.95%	0.35%	(0.59)%	0.09%
After expenses
absorbed or recouped,
including interest and
dividend expense	0.64%[4]	(0.29)%	0.95%	0.35%	(0.60)%	0.28%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INSTITUTIONAL CLASS*

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2018#	2017	2016	2015	2014	2013
Net asset value, beginning
of period/year	$15.20	$13.10	$11.24	$10.57	$11.90	$8.61

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.07	(0.00)[1]	0.14	0.07	(0.04)	0.05
Net realized and
unrealized gain (loss)
on investments	(0.13)	2.49	1.87	0.79	(0.69)	3.24
Total from
investment operations	(0.06)	2.49	2.01	0.86	(0.73)	3.29

LESS DISTRIBUTIONS
From net
investment income	—	(0.03)	(0.14)	(0.13)	(0.60)	—
Net realized gains	—	(0.36)	(0.01)	(0.06)	—	—
Total distributions	—	(0.39)	(0.15)	(0.19)	(0.60)	—
Paid-in capital
from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value,
end of period/year	$15.14	$15.20	$13.10	$11.24	$10.57	$11.90
Total return	(0.39)%[3]	19.01%	17.94%	8.18%	(6.58)%	38.21%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$593,892	$530,269	$331,488	$262,927	$199,968	$127,357
Portfolio turnover rate	11%[3]	26%	59%	57%	42%	54%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INSTITUTIONAL CLASS*

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2018#	2017	2016	2015	2014	2013
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	1.17%[4]	1.25%	1.26%	1.48%	1.35%	1.56%
Before expenses
absorbed or recouped,
excluding interest and
dividend expense	1.17%[4]	1.21%	1.24%	1.31%	1.34%	1.54%
After expenses
absorbed or recouped,
including interest and
dividend expense	1.17%[4]	1.25%	1.26%	1.48%	1.36%	1.37%
After expenses
absorbed or recouped,
excluding interest and
dividend expense	1.17%[4]	1.21%	1.24%	1.31%	1.35%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	0.90%[4]	(0.02)%	1.20%	0.60%	(0.33)%	0.34%
After expenses
absorbed or recouped,
including interest and
dividend expense	0.90%[4]	(0.02)%	1.20%	0.60%	(0.34)%	0.53%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of June 30, 2018.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”).  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of June 30, 2018 (see Schedule of Investments for industry breakout):

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$63,419,507	$—	$19,152,636	$82,572,143
Consumer Staples	27,570,886	—	—	27,570,886
Energy	27,589,521	—	—	27,589,521
Financials	66,501,798	—	—	66,501,798
Health Care	38,381,540	—	—	38,381,540
Industrials	222,745,647	19,223,259	—	241,968,906
Information Technology	65,808,583	—	—	65,808,583
Materials	38,482,986	—	—	38,482,986
Real Estate	—	—	3,875	3,875
Telecommunication
Services	11,990,204	20,988,325	—	32,978,529
Total Common Stocks	562,490,672	40,211,584	19,156,511	621,858,767
Corporate Obligations	—	—	9,358,000	9,358,000
Warrants	—	658,148	—	658,148
Call Options Purchased	—	1,857,750	—	1,857,750
Put Options Purchased	—	4,252,250	—	4,252,250
Short-Term Investments	35,678,979	—	—	35,678,979
Investments Purchased
With Proceeds From
Securities Lending
Collateral	57,356,129	—	—	57,356,129
Total Investments
in Securities	655,525,780	46,979,732	28,514,511	731,020,023
Unrealized appreciation
on Forward
Foreign Currency*	—	2,210,597	—	2,210,597
Total Assets	$655,525,780	$49,190,329	$28,514,511	$733,230,620
Liabilities
Call Options Written*	$—	$39,000	$—	$39,000
Put Options Written*	—	1,215,500	—	1,215,500
Unrealized depreciation
on Forward
Foreign Currency*	—	12,294	—	12,294
Total Liabilities	$—	$1,266,794	$—	$1,266,794

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.

Transfers between levels are determined as of the end of the reporting period. It is the Fund’s policy to recognize transfers at the value as of the end of the period.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

Below are transfers between Levels 1, 2 and 3 during the reporting period from January 1, 2018 to June 30, 2018.

Description	Investments in Securities
Transfer into Level 1	$—
Transfer out of Level 1	(3,875)
Net Transfers in and/or out of Level 1	$(3,875)
Transfer into Level 2	$658,148
Transfer out of Level 2	—
Net Transfers in and/or out of Level 2	$658,148
Transfer into Level 3	$3,875
Transfer out of Level 3	(658,148)
Net Transfers in and /or out of Level 3	$(654,273)

Transfers between Level 1, Level 2 and Level 3 were made due to an increase or decrease in the level of inputs utilized for such securities in accordance with the fair value hierarchy.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common	Corporate
Description	Stocks	Obligations	Warrants
Balance as of January 1, 2018	$21,154,059	$9,358,000	$899,905
Purchases	—	—	—
Sales proceeds and paydowns	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized
appreciation (depreciation)	(2,001,423)	—	(241,757)
Transfers into/(out of) Level 3	3,875	—	(658,148)
Balance as of June 30, 2018	$19,156,511	$9,358,000	$—
Change in unrealized
appreciation (depreciation) during
the period for Level 3 investments
held at June 30, 2018.	$(2,002,797)	$—	$(241,757)

The Level 3 amounts disclosed in the table above consist of three securities that are fair valued in good faith, using significant unobservable inputs, by the Advisor’s Valuation Committee. The Committee valued substantially all of the equity securities at the bid price of an indicative broker quote. Additionally, the price of the corporate obligation was established considering the yield or price of bonds of comparable quality, coupon and maturity.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The total fair value of written options is included within the Schedule of Options Written. At June 30, 2018, the maximum payout for put options written was $308,050,000, with total premiums received of $1,525,975. The maximum payout represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. In certain circumstances, the maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The Fund’s maximum payout in the case of written call option contracts cannot be determined.

C.
Financial Derivative Instruments.  The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the period ended June 30, 2018, the Fund hedged most of its currency exposure through the use of foreign currency forward contracts. During the period, these foreign currency forward contracts have contributed positively to Fund performance. The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Adviser views these as “disability insurance” for times when global markets experience significant volatility. These options positively affected Fund performance during the period.

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of June 30, 2018 and their location on the Fund’s Statement of Assets and Liabilities:

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivative	Liabilities		Liabilities
Instruments	Location	Value	Location	Value
Foreign Exchange	Unrealized		Unrealized
Contracts – Forward	appreciation on		depreciation on
foreign currency contracts	forward foreign		forward foreign
	currency contracts	$2,210,597	currency contracts	$12,294
Equity Contracts – Options	Investments in		Written
	unaffiliated		options,
	securities, at value	4,848,750	at value	956,000
Foreign Exchange	Investments in		Written
Contracts – Options	unaffiliated		options,
	securities, at value	1,261,250	at value	298,500
Total		$8,320,597		$1,266,794

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$6,406,512	$440,024	$358,170	$7,204,706
Equity Contracts	—	3,465,222	(1,774,619)	1,690,603
Total	$6,406,512	$3,905,246	$(1,416,449)	$8,895,309

*	Included in net realized gain (loss) on investments in unaffiliated securities as reported on the Statement of Operations.

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$7,414,186	$(17,781)	$125,901	$7,522,306
Equity Contracts	—	285,136	(1,061,856)	(776,720)
Total	$7,414,186	$267,355	$(935,955)	$6,745,586

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

The average monthly value outstanding of purchased and written options during the period ended June 30, 2018 were as follows:

Purchased Options	$7,163,617
Written Options	$(1,897,250)

The average monthly notional value outstanding of forward foreign currency contracts during the period ended June 30, 2018 was $422,856,525.

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Assets
				Gross Amounts not
				offset in the Statement
	Gross	Gross	Net	of Assets and Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
Description/	of Assets	of Assets	of Assets
Counter-	&	and	and	Financial	Collateral	Net
party	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities Held
as Collateral on
Loaned Securities
Bank of
New York	$39,090,818	$—	$39,090,818	$—	$(39,090,818)[1]	$—
U.S. Bank
N.A.	16,052,465	—	16,052,465	—	(16,052,465)[2]	—
Forward Foreign
Currency
Contracts
Bank of
New York	2,210,597	—	2,210,597	(12,294)	—	2,198,303
	$57,353,880	$—	$57,353,880	$(12,294)	$(55,143,283)	$2,198,303

[1]	The Fund received cash collateral of $41,056,929, which was subsequently invested in the Dreyfus Government Cash Management – Investor Class as reported in the Schedule of Investments.
[2]	The Fund received cash collateral of $16,299,200, which was subsequently invested in the First American Government Obligations Fund – Class Y as reported in the Schedule of Investments.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

Liabilities
Gross Amounts not
offset in the Statement
	Gross		Net	of Assets and Liabilities
	Amounts		Amounts
	Presented		Presented
	in	Financial	in the
	Statement	Instruments	Statement
Description/	of Assets	with	of
Counter-	&	Allowable	Assets and	Financial	Collateral	Net
party	Liabilities	Netting	Liabilities	Instruments	Pledged	Amount
Forward Foreign
Currency
Contracts
Bank of
New York	$12,294	$—	$12,294	$(12,294)	$—	$—
Written
Options
Interactive
Brokers	1,254,500	—	1,254,500	—	(1,254,500)[1]	—
	$1,266,794	$—	$1,266,794	$(12,294)	$(1,254,500)	$—

[1]	Collateral Pledged is included in Due from Broker on the Statement of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

G.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2017, the Fund does not intend to defer any late-year ordinary and capital losses.

The Fund had the following capital loss carryovers during 2017 for federal income tax purposes:

	Amount	Expires
Short Term Capital Loss Carryover	10,458,383	Indefinite
Long Term Capital Loss Carryover	7,447,464	Indefinite

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid in
Income/(Loss)	Gain/(Loss)	Capital
$245,247	$(245,247)	$—

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2014-2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the six months ended June 30, 2018.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

I.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases. The Fund did not hold any securities sold but not yet purchased as of June 30, 2018.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending.  The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. This activity is subject to agreements where The Bank of New York Mellon and U.S. Bancorp Asset Management act as the Fund’s agents. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to The Bank of New York Mellon and U.S. Bancorp Asset Management and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral shall be equal to 102%

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

of the market value (plus accrued interest) of the securities loaned, if the securities loaned are issued by the U.S. issuers. Such collateral requirement shall be 105% for securities of non-U.S. issuers. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by The Bank of New York Mellon and U.S. Bancorp Asset Management, as directed by the Adviser in short term U.S. government money market instruments that constitute “Eligible Securities” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the period ended June 30, 2018, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the Dreyfus Government Cash Management Investors Class Fund and the First American Government Obligations Fund Y Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Money Market Funds*
Evermore Global Value Fund	$57,356,129

* Proceeds from securities lending (Money Market collateral).

P.
Restricted and Illiquid Securities.  The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions.  The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the period ended June 30, 2018, the Fund incurred $3,263,195 in advisory fees.

For the period ended June 30, 2018, no fees were waived by the Adviser.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has approved a line of credit (“LoC”) with U.S. Bank, N.A. (“USB”) to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. The LoC was not yet effective as of June 30, 2018. Borrowing under the LoC will be limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $30,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings will be equal to the prime rate which was 5% at June 30, 2018. Interest expense incurred for the Fund will be disclosed on the Statement of Operations.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2018, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $143,607,425 and $71,170,261, respectively.

There were no purchases or sales of long-term U.S. government securities for the period ended June 30, 2018.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended June 30, 2018 and for the year ended December 31, 2017 for the Fund were as follows:

	June 30, 2018	December 31, 2017
Distributions paid from:
Ordinary income*	$—	$11,433,894
Long-term capital gains**	—	3,455,841
Total distributions	$—	$14,889,735

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Total Portfolio
Cost of investments	$496,382,519
Gross tax unrealized appreciation	161,913,535
Gross tax unrealized depreciation	(12,757,820)
Net tax unrealized appreciation	149,155,715
Undistributed ordinary income	631,787
Undistributed long-term capital gain	—
Total distributable earnings	631,787
Other accumulated losses	(17,905,847)
Total accumulated gains/losses	$131,881,655

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2018 (Unaudited), Continued

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the period ended June 30, 2018. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	Jan. 1,			Realized
Issuer	2018	Purchases	Sales	Gain (Loss)
Enzo Biochem, Inc.
(United States)	$31,126,936	$767,264	$483,566	$(311,930)
MagnaChip Semiconductor
Corp. (South Korea)	26,433,429	2,580,665	3,344,459	(243,941)
Navios Maritime Containers,
Inc. (Norway)	15,383,548	4,682,497	—	—
Songa Bulk AS (Norway)	11,041,499	—	—	(1,845)[1]
	$83,985,412	$8,030,426	$3,828,025	$(557,716)

	Change in			Share
	Unrealized		Value	Balance
	Appreciation	Dividend	June 30,	June 30,
Issuer	(Depreciation)	Income	2018	2018
Enzo Biochem, Inc.
(United States)	$(11,144,457)	$—	$19,954,247	3,844,749
MagnaChip Semiconductor
Corp. (South Korea)	966,303	—	26,391,997	2,574,829
Navios Maritime Containers,
Inc. (Norway)	(842,786)	—	19,223,259	3,590,452
Songa Bulk AS (Norway)	10,684	213,103	11,052,183	2,148,278
	$(11,010,256)	$213,103	$76,621,686	12,158,308

1  Amount due to currency translation.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and
(born 1959)		Term since	Officer and		Audit
89 Summit Avenue		2009.	Chief Operating		Committee
3rd Floor			Officer, Herbert L.		Member,
Summit, NJ 07901			Jamison & Co. LLC,		Summit
			an Insurance Agent		Educational
			and Broker		Foundation
			(since 2003)		(since 2012);
Director &
Treasurer,
Summit
Lacrosse Club
(2009 – 2015);
Audit
Committee
Chair, Summit
Area YMCA
(2011 – 2015).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term since	EXOP Capital LLC,		Cali Realty
89 Summit Avenue	Trustee	2011.	an investment firm		Corporation
3rd Floor			(since 2005);		(since 1999);
Summit, NJ 07901			Advisor, Lebenthal		Overseer, Albert
			Holdings, a wealth		Einstein College
			advisory firm		of Medicine
			(2013 – 2016)		of Yeshiva
University
(since 2010);
Former Director,
Cambridge
Capital
Acquisition
Corp. (2013 –
2015); Trustee,
Montefiore
Medical Center
(2012).

Stephen J. Balog	Trustee	Indefinite	Trading Operations	1	The Citizens
(born 1955)		Term since	Officer, Provident		Campaign (since
89 Summit Avenue		2016	Bank (2012); Owner,		2005); Harding
3rd Floor			Camrig, LLC, a camera		Township Civic
Summit, NJ 07901			accessory company		Association
			(since 2013); Owner,		(since 2008);
			Rocky Mountain		St. Joseph’s High
			Western, LLC, an online		School
			Bolo tie retailer		Foundation
			(since 2011)		(since 2008);
Kemmerer
Library Harding
Township (since
2010).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Julie Keenan	Trustee	Indefinite	Managing Member,	1	Youth
(Born 1962)		Term since	EMB Enterprises,		Development
89 Summit Avenue		2016	LLC, a consulting		Clinic, Newark,
3rd Floor			company (since 2006)		NJ (since 2010);
Summit, NJ 07901					Summit Area
Public
Foundation
(since 2010);
Pratt School of
Engineering
Board of Visitors
(since 2014);
Summit
Educational
Foundation
(2010 – 2015);
Conservation
Resources, Inc.
(2010 – 2014).

Interested Trustee

Eric LeGoff	Chief	Indefinite	President, COO	1	Director, FXCM
(born 1961)	Executive	Term since	and Director,		Inc. (since
Evermore Global	Officer	2009	Evermore Global		2010); Director,
Advisors, LLC	and		Advisors, LLC		Summit Area
89 Summit Ave	Trustee		(since 2009)		Public
3rd Floor					Foundation
Summit, NJ 07901					(since 2016);
Former Director,
Summit
Educational
Foundation
(2008 – 2012).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Age	with the	Length of
and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global
(born 1961)	Executive	Term since	Advisors, LLC (since 2009)
89 Summit Ave	Officer	2009.
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO and Portfolio Manager, Evermore Global
(born 1965)		Term since	Advisors, LLC (since 2009)
89 Summit Ave		2009.
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since
(born 1957)	Financial	Term since	2015); Chief Operating Officer, Axiom
89 Summit Ave	Officer	2015.	International Investors, LLC (2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore
(born 1961)		Term since	Global Advisors, LLC (since 2009)
89 Summit Ave		2009.
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Assistant Compliance Director, Cipperman
(born 1980)	Compliance	Term since	Compliance Services, LLC ( since 2014);
89 Summit Ave	Officer	2017.	Client services and operations specialist –
3rd Floor	Anti-Money		Senior Associate, Echo Point Investment
Summit, NJ 07901	Laundering		Management, LLC (2010 – 2014)
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was 2.16%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2017 was 89.18%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$5,394,041
Foreign Taxes Paid	645,778
Foreign Taxes Paid per share	0.016155

Foreign Tax Credit/Deduction	391,100
Foreign Tax Credit/Deduction per share	0.009784

Fund shares Outstanding as of December 31, 2017	39,972,975

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited), Continued

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Evermore Funds Trust

By (Signature and Title)*   /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date:    8/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date:    8/30/2018

By (Signature and Title)*    /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date:     8/30/2018

* Print the name and title of each signing officer under his or her signature.